EXHIBIT 10.18


                                   TRANSLATION


               Contract of Lease of Premises at Chiangmai Airport

                                                  Contract No. Cho-Mor 1-21/1997

     This contract is made at The Airport Authority of Thailand on Julv 9. 1997. between The Airport Authority of Thailand by Group Captain Panya Seing charoen, The Governor, hereinafter referred to as "THE LESSOR" of the one part and J.M.T. Group Co.,Ltd., a limited company incorported under The Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bangyeekhan Sub-district. Bangkok Noi District. Bangkok Metropolis, represented by Mr.Viratana Suntaranond, an authorized person who can sign on behalf of the company under the affidavit issued by the partnerships and companies registration office, Bangkok Metropolis, dated February 5, 1997, and the Power of  Attorney  dated  (..........)  ,  hereinafter  referred to as "the
Lessee" of the other part.

     Whereas the lessor agree to let the property and the lessee agree to lease property of the lessor as engage in business of sale of merchandise and souvenirs at Chaingmai Airport.

     Both parties, hereby agree as following:

     The lessor agree to let and the lessee agree to lease for the property from the lessor under the terms and conditions stipulated in "Terms and Conditions of Lease" and the appendixes attached hereto which shall form an integral part hereof as follows:

     Appendix A. List  Showing  Details of Leased  Premises,  Duration of Lease,
                 Rent, Charges and Plans of Leased Premises.

     Appendix B. Contract Security

     Appendix C. Documents Showing The Incorporation and The Authorized
                 Person of The Lessee

     Appendix D. Other (If any)




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     This agreement is made in duplicate with  identical  content.  Both parties have thoroughly read and comprehended the same, thus set their hands together with the seal (If any) affixed in presence of witnesses and each keeping one copy.







       THE LESSOR                                            THE LESSEE
       ----------                                            ----------

(Signed)     (Signature)                               (Signed)    (Signature)
Group Captain                                                   SEAL
  (Panya Seingcharoen)                              (Mr. Viratana Suntaranond)



      WITNESS                                                 WITNESS
      -------                                                 -------

(Signed)    (Signature)                               (Signed)     (Signature)
(Miss Chor Jaruwan Pendpaisit)                           (Mrs. Manutya Benjakul)












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                          Term and Conditions of Lease


Chapter 1.  General Provisions

Chapter 2.  Special provisions

                          -----------------------------

Chapter 1. General Provisions

     1.1  Scope of Lease

          Lessee agrees to lease Lessor's property hereinafter referred to as the "Leased Premises" with details as shown in Appendix A.

     1.2  Duration of Contract

          Lessor agrees to allow Lessee to use the leased premises for a period as stipulated in Appendix A.

     1.3  Rental, Remunerations and Method of Payment.

          1.3.1Lessee agrees to pay rental and remunerations to Lessor as follows: (A) Fee for execution of Contract in the amount of Baht 5,000 (Five Thousand Only) which is no including VAT (B) Rental and other charges as stipulated in Appendix A.

          1.3.2The fee for  execution of Contract as  stipulated in Clause 1.3.1
               (A) shall be made to Lessor on the date of signing hereof.

          1.3.3Lessee   agrees  to  make  payments  of  rental  and  charges  as
               stipulated in Appendix A. to Lessor monthly in advance within the 5th day of every month

          1.3.4Lessee  consents to bear all  expenses  to be incurred  hereunder
               E.G. Electricity, Telephone, Water Supply or other expenses and agree to make payments thereof to Lessor within the period fixed in the invoices relating to such respective expenses.


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          1.3.5Lessee  agrees  to be solely  responsible  for all taxes and fees incurred by the lease of property under this Contract, E.G. Vat which is payable under the law which is now in force or to be in force in the future.

               The Housing and Land Tax as shown in Appendix A. hereto is an estimate of the average monthly Housing and Land Tax. Should there be any change to the rate thereof as herein specified by Lessor, Lessee consents for Lessor to charge the same at the rate as amended.

          1.3.6All the  payments as herein  required  shall be made to Chiangmai
               Airport, Upon such payments have been duly made by Lessee to Lessor, Lessor shall issue relevant receipts therefore to Lessee. All such receipts must bear the joint signatures of The Chief of The Financial Section, The Financial Division of Lessor or any person entrusted therefor and of The Chief of The Receipt -Payment Works, The Financial Section, The Financial Division of Lessor or the person entrusted as The Financial Officer of Lessor.

          1.3.7If Lessee is in default of payment of any of the rental, duty and charges herein payable to Lessor, Lessee consents to pay a penalty to Lessor at the rate of 1.5 (One Point Five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

               Lessee agrees that the right mentioned in the preceding paragraph shall not prejudice the right of Lessor to terminate this contract and to claim for other damages.

1.4 Duty and Responsibility of Lessee

          1.4.1Except a prior written consent is given by Lessor, Lessee shall not use the leased premises for any purpose other than for the purpose herein stipulated.

          1.4.2Except a prior written consent is given by Lessor, Lessee shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

          1.4.3The Lessor has properly allocated the premises required for the operation of business under this contract. If the Lessor shall decorated the premises, install counters or equipment or make any necessary additional construction thereto at its own expenses provided the plans relating to the said counters, decoration, construction or equipment shall be approved by the Lessor in advance. Such decoration installation or construction shall be made in a discerning and orderly manners. The materials or equipment to be used therefor must be of good quality and contemporary, all the property it become to the Lessor as from the date the same is made thereto, and shall not claim for any expense therefore or damage against the Lessor.

               And the construction at the Lessor permitsion to the Lessee to operated the right mentioned in the preceding paragraph, the Lesser intends to make any further renovation or need to change, but the Lessee can not to do that. Except a prior written consents is given by the Lessor. Lessee is entitled, for renovation or additional construction to the leased permises.

          1.4.4During the operating the renovation or decoration the leased permises the Lessee and shall ensure that the persons appointed, entrusted, employee or assigned by the Lessee to work in its business, rules or regulations or the Lessor whether the same are currently in force. Should there be any damage incurred from the act of eight the Lessee or such persons, the Lessee shall entirely be liable to the Lessor therefor.

          1.4.5Lessee shall always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, Lessee shall properly clean or repair the same at Lessee's expenses.

          1.4.6Lessee shall, at its own expense, make available at the leased premises fire extinguishers which are approved by Lessor.

          1.4.7Lessee  shall   comply  with  and  shall  ensure  that   Lessee's
               dependents or persons appointed, entrusted, employed or engaged by Lessee to work in its business, comply with all related orders, rules or regulations of Lessor whether the same are currently in force or which will be prescribed in the future. Lessee shall also exercise good care in not allowing any person to use leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, Lessee shall be liable to Lessor for any damage incurred as a result of the act of any such persons as if it was the act of Lessee.

          1.4.8Throughout the period for which the lease of premises is still in effect, Lessee will, from time to time and for a reasonable duration, allow Lessor or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

     1.5  Right to Change Rental and Charges for leases permises

          1.5.1The Lessor permit to the Lessee to operate the construction, decoration and renovation the leased on May 8, 1997 until May 31, 1997. By not the collect for the rental and extra chages. The sevices for electric, water supply and telephone, will collected from the date of the starting.

          1.5.2The area of the leased  permises  as per  attached in Appendix A, is approximately calculated for renting charges and other expenses. When the Lessee has completed construction, decoration and area imporvement job, the Lessor then will measure the actual area occupied by the Lessor for area calculation. the Lessor will send notification letter to inform the actural area occupied by the Lessee afterwards the notification letter to be bated as part of the contract.

          1.5.3During the period of this contract, if the Lessor request to the amendment E.G. removal, increase, decrease, return to the leased permises with differ from the contract.

          1.5.4During the period of this contract, Lessor reserves the rights, by advance notice to Lessee, to adjust the rental and any charges relating to the lease of the business premises as Lessor deems it appropriate, and Lessee agrees to accept the new rate of rental and charges adjusted by Lessor.

     1.6 Termination

          1.6.1During the period of this Contract, Lessor is entitled, if so desired, to terminate this (:ontract prior to the expiry of its term provided a written notice thereof must be given to another Party not less than thirty (30) days in advance. In case Lessor terminates this Contract prior to the expiry of the term, Lessee agrees not to institute any lawsuit or claim for any damage against Lessor as a result thereof.

          1.6.2Each of the  stipulations of this Contract is of essence.  Should
               Lessee commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, Lessor is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

     1.7 Return of Leased Premises.

          1.7.1Upon the expiry of the term of this Contract or the exercise by Lessor or Lessee of its right to terminate this Contract in accordance with Clause 1.6, as the case may be, this Contract shall be deemed to be immediately terminated. Lessee shall then cease to engage in the business, demolish or remove Lessee's properties from the leased premises and return the leased premises to Lessor within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

          1.7.2Should  Lessee  fail to  comply  with the  stipulation  of Clause
               1.7.1, Lessee consents for Lessor to immediately repossess the leased premises including to demolish or remove Lessee's properties from the leased premises. Lessee consents to bear all the expenses incurred by Lessor therefor. Should there be any damage incurred therefrom, Lessee shall not claim for any damage.

          1.7.3In addition to the consent given to Lessor to repossess the leased premises as mentioned in Clause 1.7.2, Lessee also consents to pay a daily penalty to Lessor at the rate stipulated in Appendix A. hereto to be calculated from the date following the due date required for Lessee to return the leased premises until Lessee and its dependents shall have vacated the leased premises and properly returned the same or until Lessor has duly completed the acts stipulated in Clause 1.7.2, as the case may be.

     1.8 Contract Security

               The Lessee shall delivered to Lessor contract security in a form of cash or letter of guarantee issued by any bank in Thailand in the amount 3,076,875 Baht (Three million seventy six thousand eight hundred seventy five baht only) as security for Lessee's performance under this contract before the date start not less than 90 days.

               The security given to Lessor as mentioned above, throughout the period the lessee must be responsible for the contract and the Lessor shall returned to Lessee when the Lessee has been released from the obligation under this contract.


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In case this Contract is amended  rendering  the rental to be increased,  Lessee shall provide additional security in proportion to the rental increased.

     1.9 Notice

          All notices under this Contract shall be made in writing and shall be deemed legally served if sent by either of the following methods:

          - By personal delivery to a responsible person of each respective Parties.
          - By registered mail.

     1.10 Disputes

          Should there be any dispute arise under this Contract, the Parties agree to institute a lawsuit to any competent Courts in Bangkok Metropolis.




















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Chapter 2 Special Provisions

          Notices

Name and Address of the Lessor

                     The Airports Authority of Thailand
                     Vibhavadi - Rangsit Road, Donmuang District
                     Bangkok 10210

Telephone No.        535-1405, 535-1815

Fax No.              53 1-5559


Name and Address of the Lessee

                   J.M.T. Group Co., Ltd.
                   189/58 Wat Daodung Lane
                   Somdej Phra Pinklao Road
                   Bangyeekhan Sub-district
                   Bangkok Noi District
                   Bangkok Metropolis

Telephone No.      535-3961-3

Fax No.













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


      LIST SHOWING DETAILS OF LEASED PERMISES, DURATION OF LEASE      Appendix A

                  RENTAL, CHARGES AND LAYOUT OF LEASED PERMISES    Total 3 Pages

           ATTACHED TO THE CONTRACT AT CM. 1-21/1997 DATED JULY 9,1997    Page 1

------------------------------------------------------------------------------------------------------------------------------------
  Particulars                 Area in    Rental Rate   Charge        Rental      Housing and    Damage         Lease Period
                              square                                                                      --------------------------
  of Leased Premises          Meter     Baht/Sq.m.                                Land Tax
                             (Sq.m )       /Month      Baht/Month    Baht/Month  Baht/Month   Baht/Month  From         Up to
------------------------------------------------------------------------------------------------------------------------------------


The area within Chaingmai
Airport
-------------------------

- Area for the Hall Passenger   16.00        450.00      7,200.00      1,080.00      900.00      612.00   June 1, 1997  May 31, 2000
  (ground floor)

- Area for the Hall Passenger   22.25        450.00     10,012.50      1,501.88    1,251.56      851.00   June 1, 1997  May 31, 2000
  (First floor)

- Area for Domestic Passenger   14.00        450.00      6,300.00        945.00      787.50      536.00   June 1, 1997  May 31, 2000
  Departure Lounge

- Area for International
  Passenger                     15.00        450.00      6,750.00      1,012.50      843.75      574.00   June 1, 1997  May 31, 2000

  Departure Lounge

------------------------------------------------------------------------------------------------------------------------------------




                        THE LESSOR                  THE LESSEE

(Signed) Group Captain
                        (signaure)              (Signed)  (Signature)     (Seal)
                    (Panya Seingchareon)              Mr. Viratana Suntaranond)


(Signed)               WITNESS                       WITNESS


                   (signature)                   (Signed)       (signaure)
           (Miss Chor Jaruwan Petchpisit)              (Mrs. Manunya Benjakul)


[Two pages graphics (floor plan) omitted.]